UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022 (May 4, 2022)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Conditions.

On May 4, 2022, Eversource Energy (the “Company”) issued a news release announcing its unaudited results of operations for the three months ended March 31, 2022 and related financial information for certain of its subsidiaries as of and for the same period. A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the Company announced that Philip J. Lembo is retiring as Executive Vice President and Chief Financial Officer as part of the Company’s leadership succession plan and that John M. Moreira, the Company’s Senior Vice President–Finance and Regulatory and Treasurer, has been elected as Executive Vice President, Chief Financial Officer and Treasurer, effective today.

Mr. Lembo, 66, who has served as the Company’s Chief Financial Officer since May 2016, will continue to serve the Company until later this year as a Senior Strategic Advisor, focusing on strategic options for Eversource’s offshore wind investments.

Mr. Moreira has served as Senior Vice President-Finance and Regulatory and Treasurer of Eversource Energy, The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire, Yankee Gas Services Company and Eversource Energy Service Company since September 12, 2018. Previously, Mr. Moreira served as Vice President of Financial Planning and Analysis of Eversource Energy Service Company from March 10, 2015 until September 12, 2018.

It is anticipated Mr. Moreira will also be elected as Executive Vice President, Chief Financial Officer and Treasurer, and a Director of each of The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire, Yankee Gas Services Company and Eversource Energy Service Company later this month.

In connection with Mr. Moreira’s election as the Company’s Executive Vice President, Chief Financial Officer and Treasurer on May 4, 2022, his base annual salary will be increased to $625,000, his target award level under the Annual Incentive Plan will be increased to 80 percent of base salary and his target award level under the Long-Term Incentive Program will be increased to 220 percent of base salary.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)          On May 4, 2022, the Company held its 2022 Annual Meeting.

(b)         Shareholders voted on the proposals set forth below. For more information on the following proposals, see the Company’s Proxy Statement dated March 25, 2022. On March 9, 2022, the record date for the Annual Meeting, there were 344,746,087 common shares outstanding and entitled to vote. At the Annual Meeting, 300,178,042 common shares were represented, in person or by proxy, constituting a quorum.

(1)         Election of Trustees. The shareholders elected each of the 12 nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	For	Against	Abstained	Broker Non-Votes
Cotton M. Cleveland	245,076,673	25,097,789	929,296	29,074,283
James S. DiStasio	266,290,091	3,854,960	958,708	29,074,283
Francis A. Doyle	266,092,382	4,008,354	1,003,022	29,074,283
Linda Dorcena Forry	262,952,218	7,231,803	919,738	29,074,283
Gregory M. Jones	268,734,639	1,563,549	805,570	29,074,283
James J. Judge	262,935,157	7,394,228	774,373	29,074,283
John Y. Kim	267,649,292	2,515,799	938,667	29,074,283
Kenneth R. Leibler	258,098,396	12,009,865	995,498	29,074,283
David H. Long	260,905,624	9,183,330	1,014,804	29,074,283
Joseph R. Nolan, Jr.	268,100,845	2,300,960	701,953	29,074,283
William C. Van Faasen	258,542,801	11,596,925	964,032	29,074,283
Frederica M. Williams	262,154,592	8,032,743	916,423	29,074,283

(2)       The shareholders approved, on an advisory basis, the compensation of the Company’s 2021 Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
248,319,200	20,796,082	1,988,476	29,074,283

(3)       The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022:

For	Against	Abstained	Broker Non-Votes
287,129,599	12,034,973	1,013,470	0

Item 7.01	Regulation FD Disclosure.

On May 5, 2022, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the Company’s financial performance through the first quarter of 2022. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com. Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy dated May 4, 2022.
99.2	Financial Report for the three months ended March 31, 2022.
99.3	May 5, 2022 presentation slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

May 4, 2022	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer